4859-5800-0731 v.2 NEWTEKONE, INC. 2023 EMPLOYEE STOCK PURCHASE PLAN 1. PURPOSE. (a) The purpose of this Employee Stock Purchase Plan (as amended from time to time, the “Plan”) is to promote the financial interests of NewtekOne, Inc. and its successors (the “Company”), including its growth and performance, by providing Eligible Employees (as defined herein) the opportunity to purchase an ownership position in the Company. (b) This Plan is intended to qualify as an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder, and shall be interpreted consistent therewith. 2. ADMINISTRATION. (a) The Plan shall be administered by the Compensation, Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, as such Committee may be constituted from time to time and including any successor committee. The Committee shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan: (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical). (ii) To designate from time to time which subsidiaries of the Company shall be eligible to participate in the Plan, in accordance with Section 5(a). (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. (iv) To amend the Plan as provided in Section 12. (v) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and its affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code. (b) The determination of the Committee on all matters relating to the Plan will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

2 4859-5800-0731 v.2 3. SHARES SUBJECT TO THE PLAN. (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate 200,000 shares of the common stock of the Company, par value $0.02 per share (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, shares of Common Stock (“Shares”) not purchased under such right shall again become available for the Plan. (b) The stock subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. Shares may be issued upon exercise of a right to purchase Shares pursuant to an Offering from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source. If the total number of Shares specified in elections to be purchased under any Offering (as defined below) plus the number of Shares purchased under previous Offerings under this Plan exceeds the maximum number of Shares issuable under this Plan, the Committee will allot the Shares then available on a pro-rata basis. 4. GRANT OF RIGHTS; OFFERING. (a) The Committee may from time to time grant or provide for the grant of rights to purchase Shares of the Company under the Plan to Participants (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Participants (as defined below) granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive. (b) If a Participant has more than one right outstanding under the Plan, unless the Participant otherwise indicates in agreements or notices delivered hereunder, a right with a lower exercise price (or an earlier-granted right if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later- granted right if two rights have identical exercise prices) will be exercised. 5. ELIGIBILITY. (a) All employees of the Company and all employees of any subsidiary corporation (as defined in Section 424(f) of the Code, a “Designated Subsidiary”) of the Company designated by the Committee from time to time (each, an “Eligible Employee”) are eligible to participate in any one or more of the Offerings to purchase Shares under the Plan provided that: (i) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week on a regular basis;

3 4859-5800-0731 v.2 (ii) they are employees of the Company or a Designated Subsidiary on the applicable Offering Date; and (iii) they are not subject to the rules or laws of a foreign jurisdiction that would prohibit the grant of a right to purchase Shares. An Eligible Employee who meets the requirements set forth above is eligible to participate in any Offerings that commence after the month in which the Eligible Employee commences employment with the Company or a Designated Subsidiary; provided, that any Eligible Employee who is a director of the Board or an executive officer (as defined in Rule 16a- 1(f) under the Securities and Exchange Act of 1934, as amended) (each, an “Executive Participant”) may not participate in the Plan unless such Executive Participant has completed a certification form. No Eligible Employee who participates in the Plan (a “Participant”) may be granted a right to purchase Shares hereunder if such Participant, immediately after such right is granted, owns 5% or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock that the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. The Company retains the discretion to determine which Eligible Employees may participate in an offering pursuant to and consistent with Treasury Regulation Section 1.423-2(e). 6. RIGHTS; PURCHASE PRICE. (a) On each Offering Date, each Participant, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of Shares of the Company purchasable with a percentage designated by the Committee not exceeding fifteen percent (15%) of such Participant’s Compensation (as defined in Section 7(b)) during the period which begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering. (b) In connection with each Offering made under the Plan, the Committee may specify a maximum number of Shares that may be purchased by any Participant as well as a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Committee may specify a maximum aggregate number of Shares which may be purchased by all Participant on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Committee shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

4 4859-5800-0731 v.2 (c) The Committee will determine the purchase price of Common Stock acquired pursuant to rights granted under the Plan for each Offering, which shall be not less than the lesser of: (i) an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Date; or (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Purchase Date. (d) Notwithstanding anything to the contrary herein, no Participant may be granted a right to purchase Shares which permits the Participant’s rights to purchase Shares under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000, measured by reference to the fair market value of such Shares (determined at the date such right is granted) for each calendar year in which the right is outstanding at any time. 7. PARTICIPATION; WITHDRAWAL; TERMINATION. (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an enrollment agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Committee of such Participant’s Compensation during the Offering. (b) “Compensation” is defined as a Participant’s regular base salary or wages that are actually paid to the Participant and that are subject to withholding for federal income tax purposes. Compensation shall not include the cost of employee benefits paid for by the Company or an affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an affiliate under any employee benefit plan, and similar items of compensation, as determined by the Committee. Notwithstanding the foregoing, the Committee may modify the definition of “Compensation” with respect to one or more Offerings as the Committee determines appropriate. (c) The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company. A Participant may reduce (including to zero) or increase such payroll deductions, and a Participant may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A Participant may make additional payments into the Participant’s account only if specifically provided for in the Offering and only if the Participant has not had the maximum amount permitted hereunder withheld during the Offering. (d) At any time during an Offering, a Participant may terminate payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Committee in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant

5 4859-5800-0731 v.2 all of such Participant’s accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the Participant) under the Offering, without interest, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new enrollment agreement in order to participate in subsequent Offerings under the Plan. (e) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any Participant’s employment or service with the Company and any designated affiliate, for any reason, and the Company shall distribute to such terminated Participant all accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Common Stock for the terminated Participant), under the Offering, without interest. (f) Rights granted under the Plan shall not be transferable by a Participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 16, and during a Participant’s lifetime, shall be exercisable only by such Participant. (g) Each Participant agrees, by participating in the Plan, that Shares purchased under the Plan will comply with any holding requirements as determined by the Committee for the applicable Offering. 8. EXERCISE. (a) On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole Shares of the Company, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each Participant’s account after the purchase of Shares which is less than the amount required to purchase one Share on the final Purchase Date of an Offering shall be held in each such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant does not participate in or withdraws from such next Offering, as provided in Section 7(d), or is no longer eligible to be granted rights under the Plan, as provided in Section 5, in which case such amount shall be distributed to the Participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares which is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of an Offering shall be distributed in full to the Participant after such Purchase Date, without interest. (b) No rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and

6 4859-5800-0731 v.2 other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall in no event be more than 27 months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest. 9. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of Shares pursuant to rights granted under the Plan shall constitute general funds of the Company. 10. NO RIGHTS AS A STOCKHOLDER. A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of rights under the Plan are recorded in the books of the Company (or its transfer agent). 11. ADJUSTMENTS UPON CHANGES IN STOCK. (a) If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share subject to any outstanding rights. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.” (b) In the event of a “Change in Control” (as defined in the Company’s 2023 Stock Incentive Plan), then the Committee may take any one or more of the following actions as to outstanding rights to purchase Shares on such terms as the Committee determines: (i) provide that such rights shall be assumed, or substantially equivalent rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be terminated immediately prior to the consummation of such Change in Control and that all such outstanding rights to purchase Shares will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Committee in such notice, which date shall not be less than ten calendar days preceding the effective date of the Change in Control, (iii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be cancelled

7 4859-5800-0731 v.2 as of a date prior to the effective date of the Change in Control and that all accumulated payroll deductions will be returned to such Participants on such date, (iv) in the event of a Change in Control under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each Share surrendered in the Change in Control (the “Acquisition Price”), change the last day of the Offering to be the date of the consummation of the Change in Control and make or provide for a cash payment to each participating Participant equal to (A) (i) the Acquisition Price times (ii) the number of Shares that such Participant’s accumulated payroll deductions as of immediately prior to the Change in Control could purchase at the purchase price, where the Acquisition Price is treated as the fair market value of the Shares on the last day of the applicable Offering for purposes of determining the purchase price under Section 6(c) hereof, and where the number of Shares that could be purchased is subject to the limitations set forth in Section 8 minus (B) the result of multiplying such number of Shares by such purchase price, (v) provide that, in connection with a liquidation or dissolution of the Company, rights to purchase Shares shall convert into the right to receive liquidation proceeds (net of the purchase price thereof) and (vi) any combination of the foregoing. (c) For purposes of Section 11(b)(i) above, a right to purchase Shares shall be considered assumed if, following consummation of the Change in Control, the right to purchase Shares confers the right to purchase, for each Share subject to the right immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Shares for each Share held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Change in Control is not solely shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of rights to consist solely of such number of shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determines to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding Shares as a result of the Change in Control. 12. AMENDMENT OF THE PLAN OR OFFERINGS. (a) The Committee at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will: (i) Increase the number of Shares reserved for rights under the Plan; (ii) Modify the provisions as to eligibility for participation in the Plan or an Offering (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, or any comparable successor rule (“Rule 16b-3”); or

8 4859-5800-0731 v.2 (iii) Modify the Plan or an Offering in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3. It is expressly contemplated that the Committee may amend the Plan or an Offering in any respect the Committee deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering into compliance therewith. (b) The Committee may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval. (c) Rights and obligations under any rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code. 13. COMPANY POLICIES. Any Shares purchased pursuant to the Plan are subject to any policies, including any clawback, recoupment or stock ownership policies, that are in effect from time to time. Any portion of Shares purchased pursuant to the Plan is subject to forfeiture, recovery by the Company or other action pursuant to any policies which the Company may adopt from time to time pursuant to laws or regulations, including without limitation, any such policy which the Company may be required to adopt under applicable law. 14. AUTHORIZATION OF SUB-PLANS. The Committee may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code, to the extent applicable. 15. WITHHOLDING. If applicable tax laws impose a tax withholding obligation, each affected Participant shall, no later than the date of the event creating the tax liability, make provision satisfactory to the Committee for payment of any taxes required by law to be withheld in connection with any transaction related to the rights to purchase Shares granted hereunder or Shares acquired by such Participant pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant. 16. DESIGNATION OF BENEFICIARY. (a) A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if applicable, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of

9 4859-5800-0731 v.2 such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such Participant’s death during an Offering. (b) Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine. 17. TERMINATION OR SUSPENSION OF THE PLAN. (a) The Committee, in its discretion, may suspend or terminate the Plan at any time. The Plan shall automatically terminate if all the Shares subject to the Plan pursuant to Section 3(a) are issued. No rights may be granted under the Plan while the Plan is suspended or after it is terminated. (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code. 18. EFFECTIVE DATE OF PLAN. The Plan was adopted by the Board on April 26, 2023 and was approved by the Company’s stockholders on June 14, 2023 (the “Effective Date”). 19. CHOICE OF LAW. Except to the extent that federal law shall be deemed to apply, the Plan shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law principle that might otherwise refer construction or interpretation of the Plan to another jurisdiction. Recipients of the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the State of New York to resolve any issue that may arise out of or relate to the Plan.